UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 25, 2007

eFunds Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31951	39-1506286
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Gainey Center II, Suite 300, 8501 North Scottsdale Road, Scottsdale, Arizona		85253
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480.629.7700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

The Company issued a press release, dated January 25, 2007, updating its outlook for 2006 and announcing that it will issue its 2006 earnings release and report on its financial results on February 21, 2007. A copy of this press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

The Company issued a press release, dated January 25, 2007, updating its outlook for 2006 and announcing that it will issue its 2006 earnings release and report on its financial results on February 21, 2007. A copy of this press release is attached hereto as Exhibit 99.1.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFunds Corporation

January 25, 2007	By:	/s/ George W. Gresham

Name: George W. Gresham
Title: Chief Financial Officer (Principal Financial Accounting Officer)

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 25, 2007